UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2005

Symbol Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9802	112308681
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Symbol Plaza, Holtsville, New York		11742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(631) 738-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

CHANGE-IN-CONTROL POLICY
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On May 9, 2005, the Compensation Committee of the Board of Directors of the Registrant (the "Compensation Committee") approved the Symbol Technologies, Inc. Senior Executive Change in Control Policy (the "Policy") applicable to Todd A. Abbott, Senior Vice President--Worldwide Operations, Mark T. Greenquist, Senior Vice President and Chief Financial Officer, Todd G. Hewlin, Senior Vice President--Global Products Group and John G. Bruno, Senior Vice President--Corporate Development, the Registrant's named executive officers (each an "NEO" and collectively, the "NEOs") and certain of the Registrant's other executive officers. William R. Nuti, President and Chief Executive Officer of the Registrant, is not covered by the Policy as his employment agreement with the Registrant, filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on April 1, 2004, contains provisions relating to change-in-control. Additional current or future employees to whom the Policy will apply shall be determined by the Compensation Committee in its sole discretion.

Pursuant to the Policy, a "Change in Control" will be deemed to have occurred when either (i) a person (which shall not include the Registrant, any underwriter temporarily holding securities pursuant to an offering of such securities, any trustee or other fiduciary holding securities under an employee benefit plan of the Registrant, or any Registrant owned, directly or indirectly, by the stockholders of the Registrant in substantially the same proportions as their ownership of Voting Stock (as defined by the Policy) of the Registrant) is or becomes, without the prior consent of a majority of the Continuing Directors (as defined by the Policy), the beneficial owner (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended), directly or indirectly, of Voting Stock representing, without the prior written consent of a majority of the Continuing Directors twenty-five percent (25%) (or, even with such prior consent, forty percent (40%)) or more of the combined voting power for election of directors of the Registrant’s then outstanding securities; or (ii) the Registrant consummates a reorganization, merger or consolidation of the Registrant (which prior to the date of such consummation has been approved by the Registrant’s stockholders) or the Registrant sells, or otherwise disposes of, all or substantially all of the Registrant’s property and assets (other than a reorganization, merger, consolidation or sale which would result in all or substantially all of the beneficial owners of the Voting Stock of the Registrant outstanding immediately prior thereto continuing to beneficially own, directly or indirectly (either by remaining outstanding or by being converted into voting securities of the resulting entity), more than fifty percent (50%) of the combined voting power of the voting securities of the Registrant or such entity resulting from the transaction (including, without limitation, an entity which as a result of such transaction owns the Registrant or all or substantially all of the Registrant’s property or assets, directly or indirectly) outstanding immediately after such transaction in substantially the same proportions relative to each other as their ownership immediately prior to such transaction, or the Registrant’s stockholders approve a liquidation or dissolution of the Registrant; or (iii) the individuals who are Continuing Directors of the Registrant cease for any reason to constitute at least a majority of the Board of Directors.

Under the Policy, if an executive’s employment is terminated without cause or for good reason during the period commencing three months prior to, and ending 18-months after, a Change in Control, in any such case, the Registrant shall (a) pay to the executive an amount equal to the product of (i) the sum of the executive's then current (A) annual base salary and (B) the target bonus payable to the executive pursuant to the Registrant’s performance-based compensation bonus plan with respect to the fiscal year ending immediately prior to the date of termination, and (ii) 1.5; (b) continue to provide the executive (and the executive's dependents) with all health and welfare benefits and perquisites which the executive (or the executive's dependents) was participating in or receiving as of the date of termination (at a level then in effect with respect to coverage and employee premiums) until the 18-month anniversary of the date of termination; c) pay the executive when bonuses are paid for the year of termination a pro-rated amount of the executive’s bonus for the fiscal year in which the date of termination occurs equal to the product of (i) the amount of the bonus the executive would have otherwise earned had the executive been employed by the Registrant on the last day of the fiscal year in which the date of termination occurs and (ii) the ratio of (A) the number of days elapsed during such fiscal year prior to the date of termination to (B) 365; and (d) unless otherwise provided by the Compensation Committee, accelerate the vesting, payment or exercisability of all stock options and other equity-based compensation awards held by the executive that are otherwise eligible to become vested upon the executive’s continued employment and the passage of time and without the attainment by the Registrant or the executive of any performance goals; provided, however, that unless otherwise provided by the Compensation Committee no stock options or other equity-based compensation awards that are eligible to become exercisable, payable or vested (or which provide for accelerated exercisability, payment or vesting due to the attainment of performance goals shall become exercisable, payable or vested.

The summary of the Policy contained in this Item 1.01 is qualified in its entirety by the terms of the Policy, a copy of which is filed as Exhibit 10.1 hereto.

DIRECTOR COMPENSATION
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Directors are eligible to receive equity compensation awards, including option grants and shares of restricted stock, under the Registrant's 2004 Equity Incentive Award Plan ("2004 Plan"), which became effective in April 2004. In May 2004, we amended our 2004 Plan to provide for formula-based equity compensation awards to our non-employee directors. Following the adoption of this amendment by the Compensation Committee, upon initial election or appointment to the Registrant's Board of Directors, each new non-employee director will be granted an option to purchase 25,000 shares of the Registrant's common stock, par value $.01 per share ("Common Stock") and will be awarded 7,500 shares of restricted Common Stock. In addition, each year continuing non-employee directors who have served for a period of at least 11 months will be granted an additional option to purchase 15,000 shares of Common Stock and will be awarded an additional 7,500 shares of restricted Common Stock. In May 2005, the Compensation Committee further amended the 2004 Plan to provide that the non-executive Chairman of the Board of Directors shall receive an additional annual award of shares of restricted Common Stock in an amount to be determined by the Compensation Committee in its sole discretion, in addition to the regular annual non-employee director grant of 7,500 shares of restricted Common Stock, subject to the director's continuing service as non-executive Chairman of the Board of Directors.

Pursuant to the 2004 Plan, independent directors receive non-qualified stock options to purchase shares of Coommon Stock, at a price to be determined by the Compensation Committee, but in no event less than 100% of the fair market value of the Common Stock on the date of grant (calculated as the average of the high and low prices of the Common Stock on the trading day immediately preceding the date of grant).

Options and restricted stock awards generally will be made to non-employee directors as of the date of each annual meeting of the Registrant's stockholders and, subject to the director's continuing service as a director, and with respect to the non-executive Chairman of the Board restricted Common Stock award, the director's continuing service as the non-executive Chairman of the Board, will vest as of January 1 of the calendar year immediately following the date of grant.

On May 9, 2005, the Compensation Committee granted the independent directors their annual grant of options and awards of restricted Common Stock, as authorized by the 2004 Plan. Additionally, in connection with his appointment to the position of non-executive Chairman of the Board of Directors and in accordance with the 2004 Plan, the Compensation Committee awarded Robert J. Chrenc an additional 10,000 shares of restricted Common Stock.

The summary of director equity compensation contained in this Item 1.01 is qualified in its entirety by the terms of the 2004 Plan and the forms of the Restricted Stock Agreement of Symbol Technologies, Inc. (Independent Director Award) and the Symbol Technologies, Inc. Non-Qualified Stock Option Agreement (Annual Independent Director Award) filed as Exhibit 10.2 and Exhibit 10.3, respectively, hereto. All option grants and restricted Common Stock awards made to the non-employee directors were consistent with the terms of the aforementioned agreements.

OFFICER RESTRICTED STOCK AWARDS
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As previously disclosed in the Registrant's Current Report on Form 8-K filed April 11, 2005, Salvatore Iannuzzi was appointed to the position of Senior Vice President, Chief Administrative and Control Officer, a newly created position, as of April 11, 2005. In connection with his employment by the Registrant, on May 9, 2005, the Compensation Committee awarded Mr. Iannuzzi options to purchase 500,000 shares of Common Stock at an exercise price equal to $11.075 (the fair market value of the Common Stock on the New York Stock Exchange on the date the options were granted (as determined by the Registrant's 2004 Equity Incentive Award Plan)).

The terms of the option grant made to Mr. Iannuzzi were consistent with the 2004 Plan and the form of the Non-Qualified Stock Option Agreement, filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on March 4, 2005.

Addtionally, on May 9, 2005, the Compensation Committee awarded Mr. Iannuzzi 100,000 shares of restricted Common Stock in connection with his employment by the Registrant. Subject to Mr. Iannuzzi’s continued employment with the Registrant, the award of restricted Common Stock will vest on the fifth anniversary of the award date. However, the award of restricted Common Stock is subject to accelerated vesting upon the attainment by the Registrant of specified "return on net asset" targets.

The summary of the restricted Common Stock awards to executive officers of the Registrant in this Item 1.01 is qualified in its entirety by the terms of the 2004 Plan and the form of the Restricted Stock Agreement of Symbol Technologies, Inc., filed as Exhibit 10.4 hereto. The terms of the award of restricted Common Stock to Mr. Iannuzzi are consistent with the terms of the 2004 Plan and the aforementioned agreement.

DEFERRED COMPENSATION PLAN
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In 2004, in connection with their strategic review of existing arrangements, the Compensation Committee completed a review the Company’s Executive Retirement Program (the "ERP"). As a result of this review, which included a study of competitive practices completed by an outside consultant, the ERP was amended, effective January 1, 2005, and participation for the current active participants was terminated immediately thereafter. At the same time, the Compensation Committee recommended the implementation of a non-qualified deferred compensation plan (the "DCP"). On May 9, 2005, the Compensation Committee adopted a DCP, one feature of which will provide for Registrant contributions to a participant’s account. The Compensation Committee presently intends to provide annual contributions to the DCP accounts of designated participants in an amount equal to a percent of annual cash compensation. Such amount will fluctuate based on Registrant performance as measured by the Registrant’s Executive Bonus Plan, as amended and restated and filed as Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, and, generally, one half of any such contribution will be deemed to be made in Common Stock (the remaining portion to be available for investment in a range of choices at the executive’s discretion). Lastly, on May 9, 2005, in respect of the accrued benefit obligation of the active former ERP participants, including all of the NEO's and certain other officers of the Registrant, the Compensation Committee awarded the former ERP participants a non-qualified stock option grant in an amount that is approximately equal to the accrued benefit obligation (determined using the Black Scholes method of valuation) as a means of fully satisfying any outstanding obligations from participation in the ERP. The terms of these option grants to the NEO's and certain other officers of the Registrant are consistent with the terms of the Non-Qualified Stock Option Agreement, filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on March 4, 2005, except that one hundred (100%) of the options will vest on the fifth anniversary of the date the former ERP participant began his or her participation in the ERP.

Certain additional terms of the DCP are being finalized. Once the final terms are determined, the Registrant will file an amendment to this Current Report on Form 8-K (the "Amendment") summarizing the final terms and file as an exhibit to such Amendment the DCP. The summary of the DCP contained in this Item 1.01 is qualfied in its entirety by the terms of the DCP, a copy of which will be filed with the Amendment as soon as reasonably practicable.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 13, 2005, the Registrant accepted the resignation of James M. Conboy as its Vice President--Chief Accounting Officer and Controller. The Registrant has appointed James M. Langrock, 40, as Vice President--Chief Accounting Officer and Corporate Controller of the Registrant, effective as of May 13, 2005. Mr. Langrock, previously Vice President--Internal Audit, has led the Registrant's internal audit department since December 2003. Before joining the Registrant, he served as Chief Financial Officer at Empress International, Ltd., an importer and wholesale distributor, from May 2002 through November 2003. From August 1991 through April 2002, Mr. Langrock held a variety of audit positions at Arthur Andersen LLP, including Senior Manager in the Audit and Business Advisory Practice. Prior to Arthur Andersen, Mr. Langrock served in various roles, including Assistant Divisional Controller, Manager in the Financial Services Division of Citibank, N.A., in New York, New York from September 1987 to July 1991. Mr. Langrock is a certified public accountant and holds both B.B.A. and M.B.A. degrees. There is no arrangement or understanding between Mr. Langrock and any other persons pursuant to which Mr. Langrock was appointed to his new position and there are no related party transactions between Mr. Langrock and the Registrant.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Symbol Technologies, Inc. Senior Executive Change in Control Policy

10.2 Form of Restricted Stock Agreement (Independent Director Award)

10.3 Form of the Non-Qualified Stock Option Agreement (Annual Independent
Director Award)

10.4 Form of Restricted Stock Agreement (Officer Award)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symbol Technologies, Inc.

May 13, 2005	By:	Mark T. Greenquist

Name: Mark T. Greenquist
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Symbol Technologies, Inc. Senior Executive Change in Control Policy
10.2	Form of Restricted Stock Agreement (Independent Directors)
10.3	Form of Non-Qualified Stock Option Agreement Independent Directors)
10.4	Form of Restricted Stock Agreement (Officers)